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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date Of Report (Date Of Earliest Event Reported): August 11, 2005


                                TEAM HEALTH, INC.
               (Exact Name of Registrant As Specified In Charter)


           TENNESSEE                    333-80337                62-1562558
(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
      of Incorporation)                                      Identification No.)


                     1900 WINSTON ROAD, KNOXVILLE, TN 37919
          (Address of Principal Executive Offices, including Zip Code)


                                 (865) 693-1000
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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SECTION 2. FINANCIAL INFORMATION

Item 2.02 Results of Operations and Financial Condition

The following information is furnished pursuant to Item 2.02 "Results of Operations and Financial Condition."

On August 10, 2005, the Company issued a press release announcing its financial results for the three months ended June 30, 2005. A copy of the Company's press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

      (c) Exhibits. The following exhibit is being furnished as part of this Report.

            Exhibit 99.1 Press release reporting financial results for the three months ended June 30, 2005, dated August 10, 2005.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            TEAM HEALTH, INC.
                                            (Registrant)


                                            /s/ Robert J. Abramowski
                                            -----------------------------------
Date:  August 11, 2005                      Robert J. Abramowski
                                            Executive Vice President of Finance
                                            and Administration


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                                INDEX TO EXHIBITS

EXHIBIT        DESCRIPTION
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
99.1           Press release reporting financial results for the three months ended June 30, 2005, dated August 10, 2005.


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